Exhibit 99.2

Manitex International, Inc. Will Present at Hudson Securities Fifth

Annual Industrial Investor Conference on March 1, 2011

“One-on-One” Meetings Begin at 8:00 AM

BRIDGEVIEW, Ill., February 28, 2011 – Manitex International, Inc (NASDAQ:MNTX), a leading provider of engineered lifting solutions including boom truck cranes, rough terrain forklifts and special mission oriented vehicles, announced today that the company’s Chairman and Chief Executive Officer, David Langevin, will be available to meet with institutional investors and analysts at the Hudson Securities Fifth Annual Industrial Investor Conference on March 1, 2011 at The Hyatt Regency Hotel in Chicago, and “one-on-one” meetings are scheduled to begin at 8:00 AM. The company’s investor slide presentation will be available to the public on the investor relations section of the corporate website at www.manitexinternational.com.

About Manitex International, Inc.

Manitex International, Inc. is a leading provider of engineered lifting solutions including cranes, rough terrain forklifts, indoor electric forklifts and special mission oriented vehicles, including parts support. Our Manitex subsidiary manufactures and markets a comprehensive line of boom trucks and sign cranes through a national and international dealership network. Our boom trucks and crane products are primarily used in industrial projects, energy exploration and infrastructure development, including roads, bridges, and commercial construction. Our Crane and Machinery division is a Chicago based distributor of cranes including Terex truck and rough terrain cranes, Fuchs material handlers and our own Manitex product line. Crane and Machinery provides after market service in its local market as well as being a leading distributor of OEM crane parts, supplying parts to customers throughout the United States and internationally. Our Manitex Liftking subsidiary is a provider of material handling equipment including the Noble straight-mast rough terrain forklift product line, Lowry high capacity cushion tired forklift and Schaeff electric indoor forklifts as well as specialized carriers, heavy material handling transporters and steel mill equipment. Manitex Liftking’s rough terrain forklifts are used in both commercial and military applications. In July 2009, we acquired through a stock purchase, Badger Equipment Company, a Winona, Minnesota-based manufacturer of specialized rough terrain cranes and material handling products and on December 31, 2009 we acquired the operating assets of Load King Trailers, an Elk Point, South Dakota manufacturer of specialized engineered trailers and hauling systems.

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About the Hudson Securities 5th Annual Industrial Conference:

The Hudson Securities 5th Annual Industrial Conference is a result of the investors need for quality one on one time with company managements. This conference will be held in an informal round table setting, comprised entirely of one on one and small group meetings. By limiting the size and scope of the conference, we at Hudson Securities hope to ensure our clients have both the time and opportunity to meet with the companies they most care about. To register for the conference, please click the following link: http://www.meetmax.com/sched/hud311/investor_reg_new.html?event_id=8832&cmd=register

Forward-Looking Statement

Safe Harbor Statement under the U.S. Private Securities Litigation Reform Act of 1995: This release contains statements that are forward-looking in nature which express the beliefs and expectations of management including statements regarding the Company’s expected results of operations or liquidity; statements concerning projections, predictions, expectations, estimates or forecasts as to our business, financial and operational results and future economic performance; and statements of management’s goals and objectives and other similar expressions concerning matters that are not historical facts. In some cases, you can identify forward-looking statements by terminology such as “anticipate,” “estimate,” “plan,” “project,” “continuing,” “ongoing,” “expect,” “we believe,” “we intend,” “may,” “will,” “should,” “could,” and similar expressions. Such statements are based on current plans, estimates and expectations and involve a number of known and unknown risks, uncertainties and other factors that could cause the Company’s future results, performance or achievements to differ significantly from the results, performance or achievements expressed or implied by such forward-looking statements. These factors and additional information are discussed in the Company’s filings with the Securities and Exchange Commission and statements in this release should be evaluated in light of these important factors. Although we believe that these statements are based upon reasonable assumptions, we cannot guarantee future results. Forward-looking statements speak only as of the date on which they are made, and the Company undertakes no obligation to update publicly or revise any forward-looking statement, whether as a result of new information, future developments or otherwise.

Company Contact

Manitex International, Inc.	Hayden IR
David Langevin	Peter Seltzberg
Chairman and Chief Executive Officer	Investor Relations
(708) 237-2060	(646) 415-8972
djlangevin@manitexinternational.com	peter@haydenir.com

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